Exhibit 99.1

Investor Presentation As of September 30, 2019

2 » Consumer finance company focused on sub - prime auto market » Established in 1991. IPO in 1992 » Through September 30, 2019, approximately $16.0 billion in contracts originated » From 2002 – 2011, four mergers and acquisitions aggregating $822.3 million » Irvine, California operating headquarters; Branches in Nevada, Illinois, Virginia and Florida » Approximately 1,018 employees at September 30, 2019 » $902.4 million contract originations in 2018; $755.3 million contract originations in nine months ended September 2019 » $2.4 billion outstanding managed portfolio at September 30, 2019

3 $1,000 $1,500 $2,000 $2,500 Total Managed Portfolio ($ in mm) $0.00 $2.00 $4.00 $6.00 $8.00 Pretax Income ($ in mm ) $50 $100 $150 $200 $250 $300 New Contract Purchases ($ in mm) (1) Equal to annualized pretax income as a percentage of the average managed portfolio. 0.0% 1.0% Return on Managed Assets (1)

4 CPS Systems Proprietary Applications Credit Decisioning AOA / DOA Underwriting Servicing and Collections System Auto Dialer –Workflow Management Receivables Accounting System Credit Application Servicing Activities –Five Branch Locations Decline or Approval / Pricing Credit Bureaus Underwriting Package Originations System Automobile Dealership Auto Consumers Shop -- Negotiate -- Apply for Credit

5 » Recent results influenced by transition to fair value accounting effective January 2018 (1) As a percentage of the average managed portfolio. Percentages may not add due to rounding. September 30, 2019 September 30, 2018 December 31, 2018 December 31, 2017 Interest Income 13.9% 16.0% 16.2% 18.2% Servicing and Other Income 0.3% 0.3% 0.4% 0.4% Interest Expense (4.6%) (4.4%) (4.3%) (4.0%) Net Interest Margin 9.6% 12.0% 12.3% 14.7% Provision for Credit Losses (3.3%) (5.5%) (5.7%) (8.0%) Core Operating Expenses (5.8%) (5.7%) (5.8%) (5.3%) Pretax Return on Assets 0.5% 0.8% 0.8% 1.4% Quarter Ended Twelve Months Ended

U.S. Auto Finance Market $1.2 trillion in auto loans outstanding as of Q1 2019 (1) Approximately 37% of Q1 2019 auto loans originated were below “prime” (credit score less than 660) (1) Approximately $604.4 billion in new auto loans in 2018 (2) Historically fragmented market Few dominant long - term players Significant barriers to entry Other National Industry Players Santander Consumer USA GM Financial/AmeriCredit Capital One Chase Custom Wells Fargo Westlake Financial Credit Acceptance Corp. Exeter Finance Corp. 6 (1) According to Experian Automotive. (2) According to Consumer Financial Protection Bureau

» Generally purchasing contracts from dealers in 48 states across the U.S. » As of September 30, 2019 had 72 employee marketing representatives 7 86% 14% Factory Franchised Independent Contracts Purchased Nine Months Ended September 30, 2019 8% 7% 6% 2% 13% 4% 5% 11% 3%

$755 $0 $200 $400 $600 $800 $1,000 $1,200 ($ in millions) 8 » Since inception through September 30, 2019 the Company has originated approximately $16.0 billion in contracts $902

$2,413 $0 $500 $1,000 $1,500 $2,000 $2,500 ($ in millions) 9

0% 4% 8% 12% 16% 20% 24% 28% Model Years of Current Year Production 10 • 24% New • 9% Certified Pre - Owned • 67% Pre - owned • 46% Domestic • 54% Imports Primarily late model, pre - owned vehicles (1) Under the CPS programs for contracts purchased during nine months ended September 30, 2019

11 » CPS’s proprietary scoring models and risk - adjusted pricing result in program offerings covering a wide band of the sub - prime credit spectrum (1) Under the CPS programs for contracts purchased during nine months ended September 2019. (2) Contract APR as adjusted for fees charged (or paid) to dealer. Program (1) Avg. Yield (2) Avg. Amount Financed Avg. Annual Household Income Avg. Time on Job (years) Avg. FICO % of Purchases Preferred 13.62% $20,937 $82,394 8.2 584 8% Super Alpha 15.97% $21,305 $73,205 7.2 561 12% Alpha Plus 17.51% $19,889 $61,842 5.1 560 22% Alpha 20.35% $17,826 $54,123 4.5 561 34% Standard 22.11% $14,828 $50,575 3.4 559 15% Mercury / Delta 23.53% $13,757 $44,435 2.7 560 6% First Time Buyer 23.07% $12,803 $38,983 2.2 565 3% Overall 19.17% $17,757 $57,564 4.7 565 100%

• Average age 42 years • Average time in job 5 years • Average time in residence 6 years • Average credit history 11 years • Average household income $57,564 per year • Percentage of homeowners 20% Borrower : • Average amount financed $17,757 • Weighted average monthly payment $478 • Weighted average term 68 months • Weighted average APR 19.0% • Weighted Average LTV 115.1 % Contract: 12 (1) Under the CPS programs for contracts purchased during nine months ended September 2019.

Contract Originations » Centralized contract originations at Irvine HQ » Maximizes control and efficiencies » Certain functions performed at Florida and Nevada offices » Proprietary auto - decisioning system » Makes initial credit decision on over 99% of incoming applications » Uses both criteria and proprietary scorecards in credit and pricing decisions » Pre - funding verification of employment, income and residency » Protects against potential fraud 13 Servicing » Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance » Early contact on past due accounts; commencing as early as first day after due date; self - cure analytics leverages workforce » Early stage workload supplemented by automated intelligent predictive dialer, text message reminders and two - way text message communications. » Workloads allocated based on specialization and behavioral scorecards, which enhances efficiencies

» $300 million in interim funding capacity through three credit facilities » $100 million with Fortress; revolves to April 2021, due in April 2023 » $100 million with Citibank; revolves to August 2020, due in August 2021 » $100 million with Ares / Credit - Suisse; revolves to November 2019, due in November 2021 » Regular issuer of asset - backed securities, providing long - term matched funding » $14.2 billion in 84 deals from 1994 through October 2019. » Completed 34 senior subordinated securitizations since the beginning of 2011. » In the October 2019 transaction, sold six tranches of rated bonds from triple “A” down to single “B” with a blended coupon of 2.95%. » At September 30, 2019, total corporate debt of $15.5 million in subordinated unsecured retail notes. » May 2018, $40 million residual financing. 14

15 » Average of quarterly vintage cumulative net losses as of September 30, 2019 » Improved credit performance of more recent vintages 2017 2018 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 2006 2007 2013 2014 2015 2016 2017 2018

16 » Average of quarterly vintage cumulative net losses as of September 30, 2019 » Improved credit performance of more recent vintages 2017 2018 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 2006 2007 2013 2014 2015 2016 2017 2018

- 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 - 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 Pre-tax Income $ in Millions - Left Axis Book Value per Share in $ - Right Axis 17

($ in millions) September 30, 2019 December 31, 2018 December 31, 2017 December 31, 2016 Assets Cash 8.8$ 12.8$ 12.7$ 13.9$ Restricted cash 128.6 117.3 112.0 112.8 Finance receivables, net of allowance 1,009.7 1,454.7 2,195.8 2,172.4 Finance receivables, measured at fair value 1,313.2 821.1 - - Deferred tax assets, net 16.1 19.2 32.4 42.8 Other assets 61.1 60.6 71.9 68.5 2,537.5$ 2,485.7$ 2,424.8$ 2,410.4$ Liabilities Accounts payable and accrued expenses 55.4$ 31.7$ 28.7$ 25.0$ Warehouse lines of credit 157.8 136.9 112.4 103.4 Residual interest financing 39.4 39.1 - - Securitization trust debt 2,066.5 2,063.6 2,083.2 2,080.9 Subordinated renewable notes 15.5 17.3 16.6 14.9 2,334.6 2,288.6 2,240.9 2,224.2 Shareholders' equity 202.9 197.1 183.9 186.2 2,537.5$ 2,485.7$ 2,424.8$ 2,410.4$ 18 (1) Numbers may not add due to rounding.

19 ($ in millions) September 30, 2019 September 30, 2018 December 31, 2018 December 31, 2017 December 31, 2016 Revenues Interest income 83.5$ 93.6$ 380.3$ 424.2$ 409.0$ Other income 2.0 2.0 9.5 10.2 13.3 85.5 95.6 389.8 434.4 422.3 Expenses Employee costs 20.3 18.8 79.3 73.0 65.5 General and administrative 14.6 14.4 57.2 50.3 48.7 Interest 27.9 25.8 101.5 92.3 79.9 Provision for credit losses 19.9 31.9 133.1 186.7 178.5 82.7 90.9 371.1 402.3 372.6 Pretax income 2.8 4.7 18.7 32.1 49.7 Income tax expense (2) 1.0 1.5 3.8 28.3 20.4 Net income 1.8$ 3.2$ 14.9$ 3.8$ 29.3$ EPS (fully diluted) 0.08$ 0.13$ 0.59$ 0.14$ 1.01$ Years EndedThree Months Ended (1) Numbers may not add due to rounding. (2) Includes $3.3 million net tax benefit related to certain tax planning strategies and other adjustments.

20 (1) Revenues less interest expense and provision for credit losses. (2) Total expenses less provision for credit losses and interest expense. (3) Equal to annualized pretax income as a percentage of the average managed portfolio. ($ in millions) September 30, 2019 September 30, 2018 December 31, 2018 December 31, 2017 December 31, 2016 Auto contract purchases 262.1$ 225.2$ 902.4$ 859.1$ 1,088.8$ Total managed portfolio 2,412.6$ 2,342.9$ 2,380.9$ 2,333.5$ 2,308.1$ Risk-adjusted margin (1) 37.7$ 37.9$ 155.2$ 155.3$ 163.8$ Core operating expenses (2) $ amount 34.9$ 33.2$ 136.5$ 123.2$ 114.2$ % of avg. managed portfolio 5.8% 5.7% 5.8% 5.3% 5.1% Pretax return on managed assets (3) 0.5% 0.8% 0.8% 1.4% 2.2% Total delinquencies and repo inventory (30+ days past due) As a % of total owned portfolio 15.7% 11.6% 13.9% 11.3% 11.0% Annualized net charge-offs As a % of total owned portfolio 8.1% 8.0% 7.7% 7.7% 7.0% Three Months Ended Years Ended

» CPS has weathered multiple industry cycles to remain one of the few independent public auto finance companies » Thirty consecutive quarters of pre - tax profits » Attractive industry fundamentals with fewer large competitors than last cycle » Consistent credit performance 21 » Growing portfolio enhances operating leverage through economies of scale » Opportunistic, successful acquisitions » Stable senior management team averaging 20 years of experience owns significant equity » CPSS currently trading at a discount to book value

 Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U . S . Securities and Exchange Commission ("Commission") . Such materials may be found by inquiring of the Commission‘s EDGAR search page (http : //www . sec . gov/edgar/searchedgar/companysearch . html) using CPS's ticker symbol, which is "CPSS . " Risk factors that should be considered are described in Item 1 A, “Risk Factors," of CPS's annual report on Form 10 - K, which report is on file with the Commission and available for review at the Commission's website . Such description of risk factors is incorporated herein by reference . 22

 Information included in the preceding slides is believed to be accurate, but is not necessarily complete . Such information should be reviewed in its appropriate context . The implication that historical trends will continue in the future, or that past performance is indicative of future results, is disclaimed . To the extent that one reading the preceding material nevertheless makes such an inference, such inference would be a forward - looking statement, and would be subject to risks and uncertainties that could cause actual results to vary . Such risks include variable economic conditions, adverse portfolio performance (resulting, for example, from increased defaults by the underlying obligors), volatile wholesale values of collateral underlying CPS assets, reliance on warehouse financing and on the capital markets, fluctuating interest rates, increased competition, regulatory changes, the risk of obligor default inherent in sub - prime financing, and exposure to litigation . 23